UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 30, 2015 (December 29, 2015)

SunEdison, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-13828	56-1505767
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13736 Riverport Drive, Suite 180 Maryland Heights, Missouri		63043
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (314) 770-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 29, 2015, SunEdison, Inc. (“SunEdison”), Seller Note, LLC, a wholly-owned subsidiary of SunEdison (the “Note Issuer”), certain affiliates of the D.E. Shaw group, Madison Dearborn Capital Partners IV, L.P. and Northwestern University (collectively, other than SunEdison and the Note Issuer, the “Buyers”), and certain affiliates of SunEdison entered into a purchase and sale agreement (the “Purchase Agreement”) pursuant to which the Buyers have agreed to purchase from SunEdison certain renewable assets projects under development subject to certain conditions precedent (the “Project Transfers”) and Class A shares of common stock of TerraForm Power, Inc. (the “Shares”) currently securing the Notes (as defined below) in exchange for the extinguishment of approximately $336 million aggregate principal amount of 3.75% Guaranteed Exchangeable Senior Secured Notes due 2020 (the “Notes”) previously issued by the Note Issuer and guaranteed by SunEdison.

Shortly after the date hereof, the Note Issuer will transfer 12,161,844 Shares to the Buyers and the Buyers will deliver approximately $121 million aggregate principal amount of the Notes for cancellation. Under the Purchase Agreement, certain of the projects are required to be transferred by April 1, 2016 with the remainder of the projects required to be transferred by June 1, 2016, in each case, subject to certain conditions precedent. Upon the closing of each Project Transfer, the Buyers will deliver additional Notes for cancellation equal to the proportional value of the total Project Transfers represented by the Project Transfers which have closed. To the extent that any of the Project Transfers do not close by the applicable deadline, SunEdison has agreed to repurchase Notes in an equivalent amount within 20 days of such deadline. Upon the final closing of the Project Transfer, the Buyers have agreed to return any Shares valued in excess of the amount of the Notes initially delivered upon signing of the Purchase Agreement, together with interest and expenses (or proceeds in excess of such amounts). In addition, the Buyers have agreed not to sell any of the Shares until the earlier of April 1, 2016 or such date on which the Purchase Agreement is terminated under certain circumstances (the “Lock-Up Expiration Date”). To the extent that the Buyers intend to consummate a sale of any Shares to a third party during the three-year period after the Lock-Up Expiration Date, TerraForm Power, Inc. will have a right of first offer in respect of any such Shares and any such sale is subject to certain other limitations set forth in the Purchase Agreement.

The Purchase Agreement is subject to customary closing conditions and also contains customary representations and warranties in respect of the projects being transferred and certain other matters.

Concurrently with the entry into the Purchase Agreement, SunEdison also entered into the Payment Agreement (the “Payment Agreement”) with D. E. Shaw Composite Holdings, L.L.C. and Madison Dearborn Capital Partners IV, L.P. (the “Seller Representatives”), in respect of certain earnout obligations due under the Purchase and Sale Agreement, dated November 17, 2014 (the “2014 Purchase Agreement”), pursuant to which SunEdison and its affiliates acquired First Wind Holdings, LLC. Under the Payment Agreement, SunEdison and the Seller Representatives have agreed to certain alternative payment arrangements in respect of $231 million of earnout obligations under the 2014 Purchase Agreement. Such earnout payments will be made by SunEdison in accordance with a set payment schedule as set forth in the Payment Agreement beginning on March 30, 2016 and ending on March 30, 2017.

Each of the foregoing descriptions of the Purchase Agreement and the Payment Agreement is qualified in its entirety by reference to the Purchase Agreement and the Payment Agreement, respectively, copies of which have been filed hereto as Exhibits 2.1 and 10.1, respectively, and are incorporated by reference into this Item 1.01.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve estimates, expectations, projections, goals, assumptions, known and unknown risks, and uncertainties and typically include words or variations of words such as “anticipate,” “believe,” “intend,” “plan,” “predict,” “outlook,” “objective,” “forecast,” “target,” “continue,” “will,” or “may” or other comparable terms and phrases. All statements that address operating performance, events, or developments that SunEdison expects or anticipates will occur in the future are forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive, and regulatory factors, many of which are beyond SunEdison’s control and are described in SunEdison’s Form 10-K for the fiscal year ended December 31, 2014, as well as additional factors it may describe from time to time in other filings with the Securities and Exchange Commission. Forward-looking statements provide SunEdison’s current expectations or predictions of future conditions, events, or results and speak only as of the date they are made, but SunEdison can give no assurance that these expectations and assumptions will prove to have been correct and actual results may vary materially. SunEdison disclaims any obligation to update or revise any forward-looking statement, except as required by law.

Item 7.01	Regulation FD Disclosure.

On December 30, 2015, SunEdison issued a press release regarding the Project Transfer. A copy of the press release is furnished as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

2.1	Purchase and Sale Agreement, dated as of December 29, 2015, by and among SunEdison, Inc., as Seller Parent, SunE Hawaii Solar Holdings, LLC, First Wind Solar Portfolio, LLC, First Wind California Holdings, LLC, and SunE Wind Holdings, Inc., as Sellers, Seller Note, LLC, as Note Issuer, and Madison Dearborn Capital Partners IV, L.P., D. E. Shaw Composite Holdings, LLC, D. E. Shaw CF-SP Series 1 MWP Acquisition, L.L.C., D. E. Shaw CF-SP Series 13-04, L.L.C., D. E. Shaw CF-SP Series 8-01, L.L.C., D. E. Shaw CF-SP Series 11-06, L.L.C., D. E. Shaw CF-SP Series 10-07, L.L.C., and Northwestern University, as Buyers.

10.1	Payment Agreement, dated as of December 29, 2015, by and among SunEdison, Inc., D. E. Shaw Composite Holdings, L.L.C. and Madison Dearborn Capital Partners IV, L.P.

99.1	Press Release of SunEdison, Inc., dated December 30, 2015.

*	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish the omitted schedules to the SEC upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNEDISON INC.

Date: December 30, 2015	By:	/s/ Martin H. Truong
Martin H. Truong
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

2.1	Purchase and Sale Agreement, dated as of December 29, 2015, by and among SunEdison, Inc., as Seller Parent, SunE Hawaii Solar Holdings, LLC, First Wind Solar Portfolio, LLC, First Wind California Holdings, LLC, and SunE Wind Holdings, Inc., as Sellers, Seller Note, LLC, as Note Issuer, and Madison Dearborn Capital Partners IV, L.P., D. E. Shaw Composite Holdings, LLC, D. E. Shaw CF-SP Series 1 MWP Acquisition, L.L.C., D. E. Shaw CF-SP Series 13-04, L.L.C., D. E. Shaw CF-SP Series 8-01, L.L.C., D. E. Shaw CF-SP Series 11-06, L.L.C., D. E. Shaw CF-SP Series 10-07, L.L.C., and Northwestern University, as Buyers.

10.1	Payment Agreement, dated as of December 29, 2015, by and among SunEdison, Inc., D. E. Shaw Composite Holdings, L.L.C. and Madison Dearborn Capital Partners IV, L.P.

99.1	Press Release of SunEdison, Inc., dated December 30, 2015.

*	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish the omitted schedules to the SEC upon request by the SEC.